UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2006
Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52013	20-0640002
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 Seventh Avenue, New York, New York (Address of Principal Executive Offices)		10106 (Zip Code)
Registrant’s telephone number, including area code: (212) 246-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material definitive Agreement
Form of Incentive Stock Option Award Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1: FORM OF INCENTIVE STOCK OPTION AGREEMENT
EX-10.2: FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

Item 1.01 Entry into a Material definitive Agreement.
Stock Option Awards to Executive Officers
     On August 4, 2006, Town Sport International Holdings, Inc. (the “Company”) granted a non-qualified stock option to purchase 50,000 shares of the Company’s common stock under the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (the “Plan”) to Randall Stephen, the Company’s Chief Operating Officer and a non-qualified stock option to purchase 35,000 shares of the Company’s common stock under the Plan to Jennifer Prue, the Company’s Chief Information Officer. The stock options will vest in equal annual installments over a period of four years (subject to the employee’s continued employment through such period), have a term of 10 years, and have an exercise price equal to the last sales price reported for the Company’s common stock on the date of grant. The options will become fully vested upon a change in control. The full terms and conditions of the stock option awards are set forth in award agreements in substantially the form of the non-qualified stock option award agreement filed herewith.
Form of Incentive Stock Option Award Agreement
Under the terms of the Plan, the Company may grant incentive stock options to employees of the Company from time to time. The terms of vesting and exercise of such incentive stock options, including the effect of termination of employment, and the other terms and conditions of such stock options will be set forth in award agreements in substantially the form filed herewith as Exhibit 10.1 — Form of Incentive Stock Option Agreement, unless otherwise provided by the Compensation Committee at a time a stock option is granted under the Plan.
Form of Non-Qualified Stock Option Award Agreement
Under the terms of the Plan, the Company may grant non-qualified stock options to employees, consultants and non-employee directors of the Company from time to time. The terms of vesting and exercise of such non-qualified stock options, including the effect of termination of employment, and the other terms and conditions of such stock options will be set forth in award agreements in substantially the form filed herewith as Exhibit 10.2 — Form of Non-Qualified Stock Option Agreement, unless otherwise provided by the Compensation Committee at a time a stock option is granted under the Plan.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
10.1	Form of Incentive Stock Option Agreement.

10.2	Form of Non-Qualified Stock Option Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (Registrant)
Date: August 8, 2006	By:	/s/ RICHARD PYLE
Richard Pyle
Chief Financial Officer

EXHIBIT INDEX
10.1	Form of Incentive Stock Option Agreement.

10.2	Form of Non-Qualified Stock Option Agreement.